                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                    - December 22, 1995 (December 19, 1995)



                         FULTON FINANCIAL CORPORATION
           --------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


       Pennsylvania                     0-10587                  23-2195389
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(State or other jurisdiction          (Commission               (IRS Employer
 of incorporation)                    File Number)              Identification
                                                                Number)



One Penn Square, P.O. Box 4887, Lancaster, PA                      17604
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  (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (717) 291-2411
                                                   --------------
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Item 5.  Other Events
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  On December 19, 1995, Fulton Financial Corporation announced that it may, subject to market conditions, repurchase up to 500,000 shares of its outstanding common stock in open market transactions from time to time during the six-month period beginning on January 1, 1996.

  Pursuant to General Instruction F to Form 8-K, the Press Release dated December 19, 1995, announcing the repurchase program, attached to this Current Report as Exhibit 1 is hereby incorporated by reference.

Item 7. Financial Statement and Exhibits
----------------------------------------

  The following exhibits are attached to this Current Report:

  1.   Press Release dated December 19, 1995.


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                                  SIGNATURES
                                  ----------



  Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.


                                         FULTON FINANCIAL CORPORATION


                                         By:/s/ Charles J. Nugent
                                            ---------------------------------
                                            Charles J. Nugent
                                            Executive Vice President and
                                            Chief Financial Officer



Date:  December 22, 1995


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                         Fulton Financial Corporation
                                     NEWS
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FOR IMMEDIATE RELEASE                               contact: Timothy E. Doherty
Full text available on PR Newswire                  phone:   717-291-2616

                                                    December 19, 1995



                Fulton Financial approves stock repurchase plan

  LANCASTER, Pa. - Fulton Financial Corp. (NASDAQ: Fult), a $3.3 billion Lancaster-based bank holding company, will repurchase up to 500,000 shares of its own stock through June 30, 1996 under a program approved today (Dec. 19) by its board of directors.

  No timetable has been set for the repurchases.

  The new program replaces a similar six-month program established by the board last December and extended in June through the second half of 1995.

  The corporation repurchased 261,500 shares of stock under that program.

  As of Nov. 30, the corporation had 28.4 million shares of stock outstanding.

  Rufus A. Fulton Jr., president and chief executive officer, said the repurchased shares will continue being added to the corporate treasury and used for general purposes, including the corporation's employee stock purchase plan and the stock option plan.

                                    (MORE)

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                One Penn Square, Lancaster, Pennsylvania 17602
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FULTON STOCK REPURCHASE


  Fulton Financial has one acquisition pending, Gloucester County Bankshares of Woodbury, N.J. and its five branch subsidiary, The Bank of Gloucester County.

  Upon the expected completion of that merger late in the first quarter of 1996, Fulton Financial will have assets of $3.5 million and will operate 110 banking offices in three states through the Bank of Gloucester County and eight other affiliates: Fulton Bank, Lancaster; Farmers Trust Bank, Lebanon; Swineford National Bank, Middleburg; Lafayette Bank, Easton; FNB Bank, N.A., Danville; Great Valley Savings Bank, Reading; Hagerstown Trust Company, Hagerstown, Md.; and Delaware National Bank, Georgetown, Del.


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